Exhibit 10.1
OPENWAVE SYSTEMS INC.

1999 DIRECTORS’ STOCK OPTION PLAN1
as Amended and Restated effective January 1, 2002

Termination Date: June 9, 2009

1.    Purposes of the Plan.    The purposes of this Openwave Systems Inc. 1999 Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Board” means the Board of Directors of the Company.

(b)    “Change of Control” means the occurrence of any of the following events:

(i)    The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons (as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that will continue the business of the Company in the future;

(ii)    A merger or consolidation involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a beneficial owner of more than 20% of the securities of the Company immediately after such merger or consolidation, shall be excluded from the list of “shareholders of the Company immediately prior to such merger or consolidation” for purposes of the preceding calculation); or

(iii)    The direct or indirect acquisition of beneficial ownership of at least fifty percent (50%) of the voting securities of the Company by a person or group of related persons (as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange

[1]
Formerly known as the Unwired Planet, Inc. 1999 Directors' Stock Option Plan. This Plan was updated on June 25, 2001 to reflect the name change of the Company and to reflect the 2-1 stock split of the Company's outstanding common stock effected in November 1999.

Act); provided, that “person or group of related persons” shall not include the Company, a subsidiary of the Company, or an employee benefit plan sponsored by the Company or a subsidiary of the Company (including any trustee of such plan acting as trustee).

(c)    “Code” means the Internal Revenue Code of 1986, as amended.

(d)    “Common Stock” means the Common Stock of the Company.

(e)    “Company” means Openwave Systems Inc., a Delaware corporation.

(f)    “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

(g)    “Corporate Transaction” means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

(h)    “Director” means a member of the Board.

(i)    “Employee” means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(j)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)    “Option” means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

(l)    “Optioned Stock” means the Common Stock subject to an Option.

(m)    “Optionee” means an Outside Director who receives an Option.

(n)    “Outside Director” means a Director who is not an Employee.

(o)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p)    “Plan” means this Openwave Systems Inc. 1999 Directors’ Stock Option Plan.

(q)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(r)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,200,000 Shares of Common Stock (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4.    Administration of and Grants of Options under the Plan.

(a)    Administrator.    Except as otherwise required herein, the Plan shall be administered by the Board.

(b)    Procedure for Grants.    All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)    No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii)    Each Outside Director who becomes an Outside Director for the first time after January 1, 2002, (a “New Outside Director”) shall be automatically granted an Option to purchase 60,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

(iii)    Each New Outside Director shall thereafter be automatically granted an Option to purchase 36,000 Shares (a “Subsequent Option”) on the first Board of Directors meeting date of each calendar year that begins at least six months following the grant date of the First Option to such New Outside Director.

(iv)    Each Outside Director who is not a New Outside Director shall automatically be granted a Subsequent Option to purchase 36,000 Shares on the first Board of Directors meeting date of each calendar year beginning on or after January 1, 2002.

(v)    Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(vi)    Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

(vii)    The terms of each option granted hereunder shall be as follows:

(1)    each option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 below;

(2)    the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each option, determined in accordance with Section 8 hereof;

(3)    each Option granted as a First Option to a New Outside Director under Section 4(b)(ii) above shall vest and become exercisable, with respect to 15,000 of the underlying shares, on the one year anniversary of the date of grant, and with respect to the remaining 45,000 of the underlying shares, in equal installments of 1,250 shares per month commencing with the 13th monthly anniversary of the grant date and ending on the 48th monthly anniversary of the grant date (and if a subsequent calendar month has a fewer number of days than the date of the monthly anniversary, then on the last day of such month); provided, however, that such shares underlying the Option shall only vest as long the Outside Director remains in Continuous Status as a Director of the Company; and

(4)    each Option granted as a Subsequent Option to an Outside Director under Sections 4(b)(iii) or (iv) on or after January 1, 2002, shall vest and become exercisable in equal installments of 750 shares per month on each monthly anniversary of the date of grant, commencing on the first monthly anniversary and ending on the 48th monthly anniversary (and if a subsequent calendar month has a fewer number of days than the date of the monthly anniversary, then on the last day of such month); provided, however, that such shares underlying the option shall only vest as long the Outside Director remains in Continuous Status as a Director of the Company.

(5)    notwithstanding Sections 4(b)(vii)(3) and (4), each Option granted as a First Option or a Subsequent Option to an Outside Director under Sections 4(b)(iii) or (iv) on or after January 1, 2002, shall immediately vest and become exercisable upon the termination of such Outside Director’s Continuous Status as a Director for any reason (except upon such Outside Director’s resignation from the Board or determination not to stand for re-election) upon the occurrence of or within twenty-four (24) months following a Change of Control.

(c)    Powers of the Board.    Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)    Effect of Board’s Decision.    All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(e)    Suspension or Termination of Option.    If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee’s right to exercise any Option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee’s behalf at a hearing before the Board or a committee of the Board.

5.    Eligibility.    Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6.    Term of Plan; Effective Date.    The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company’s initial public offering of securities. It shall continue in effect for a term of ten (10) years, i.e., until June 9, 2009, unless sooner terminated under Section 13 of the Plan.

7.    Term of Options.    The term of each Option granted after January 1, 2002 shall be ten (10) year(s) from the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

8.    Exercise Price and Consideration.

(a)    Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(b)    Fair Market Value.    The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System).

(c)    Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or, if expressly permitted under the terms of an Option, any other consideration or method of payment as shall be permitted under applicable corporate law.

9.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Continuous Status as a Director.    If an interruption or termination of the Continuous Status as a Director occurs to an Outside Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

(c)    Disability of Optionee.    Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

(d)    Death of Optionee.    In the event of the death of an Optionee: (A) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

10.    Nontransferability of Options.    The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

11.    Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)    Adjustment.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii),(iii) and (iv) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Corporate Transactions; Change of Control.    In the event of a Corporate Transaction, each outstanding Option shall be (i) continued by the Company, (ii) assumed by the successor to the Company or a Parent or Subsidiary of the Company or such successor, or (iii) an equivalent Option shall be substituted by the successor or a Parent or Subsidiary of such successor or the Company. In the event that the Company shall not continue each outstanding Option and the Company does not reach agreement with any other entity to assume the outstanding Options or to substitute equivalent options, the Options shall terminate upon the consummation of the transaction; provided, however, that each Optionee shall have the right to exercise all of his or her Options to purchase Shares, immediately prior to the consummation of the transaction, to the extent that he or she was entitled to exercise such Options immediately prior to the consummation of the transaction. In addition, in the event of a Change of Control, each outstanding Option shall be (i) continued by the Company, (ii) assumed by the successor to the Company or a Parent or Subsidiary of the Company or such successor, or (iii) an equivalent option shall be substituted by the successor or a Parent or Subsidiary of the Company or such successor. In the event that the Company shall not continue each outstanding Option and the Company does not reach agreement with any other entity to assume the outstanding

Options or to substitute equivalent options, the Options shall terminate upon the consummation of the transaction; provided, however, that each Optionee shall have the right toexercise all of his or her Options to purchase Shares in their entirety immediately prior to the consummation of the transaction.

Notwithstanding the provisions of the preceding paragraph of this Section 11(b), in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Outside Director was not entitled to exercise an Option immediately prior to the consummation of the transaction or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction or Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(c)    Certain Distributions.    In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

12.    Time of Granting Options.    The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary or desirable to comply with Applicable Laws (as defined in Section 14 below), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such Applicable Laws.

(b)    Effect of Amendment or Termination.    Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.    Conditions Upon Issuance of Shares.    Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the “Applicable Laws”). Such compliance shall be determined by the Company in consultation with its legal counsel.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

15.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.    Option Agreement.    Options shall be evidenced by written option agreements in such form as the Board shall approve.

17.    Stockholder Approval.    If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

OPENWAVE SYSTEMS INC.

1999 DIRECTORS’ STOCK OPTION PLAN

NOTICE OF STOCK OPTION GRANT

«Optionee»
«OptioneeAddress1»
«OptioneeAddress2»

You have been granted an option to purchase Common Stock of Openwave Systems Inc. (the “Company”) as follows:

Date of Grant	«GrantDate»

Vesting Commencement Date	«VestingStartDate»

Exercise Price per Share	«ExercisePrice»

Total Number of Shares Granted	«SharesGranted»

Total Exercise Price	«TotalExercisePrice»

Expiration Date	«ExpirDate»

Vesting Schedule	This Option may be exercised, in whole or in part, in accordance with the following schedule: «VestingSchedule»

Termination Period
This Option may be exercised for 90 days after termination of Optionee’s Continuous Status as a Director, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Expiration Date as provided above.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Openwave System Inc. 1999 Directors’ Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                                                                              OPENWAVE SYSTEMS INC.

By	:

Tit	le:

___	__________________________________
Sig	nature

___	__________________________________
Pri	nt Name

OPENWAVE SYSTEMS INC.

1999 DIRECTORS’ STOCK OPTION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

1.    Grant of Option.    The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase a number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Openwave Systems Inc. 1999 Directors’ Stock Option Plan (the “Plan”), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.) In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Nonstatutory Stock Option Agreement, the terms and conditions of the Plan shall prevail.

2.    Exercise of Option.

(a)    Right to Exercise.    This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. In the event of Optionee’s death, disability or other termination of Optionee’s employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement.

(b)    Method of Exercise.    This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3.    Method of Payment.    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)    cash;

(b)    check;

(c)    delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(d)    surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by Section 10 of the Plan. The terms of the Plan and this Nonstatutory Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5.    Term of Option.    This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Nonstatutory Stock Option Agreement.

6.    Tax Consequences.    Set forth below is a brief summary of certain federal tax consequences relating to this Option based on the United States federal income tax law in effect as of the date of grant. This summary does not address specific state, local or foreign tax consequences THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)    Exercising the Option.    Since this Option does not qualify as an incentive stock option under Section 422 of the Code, the Optionee may incur regular federal and state income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

(b)    Disposition of Shares.    If the Optionee holds the Option Shares for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

The parties signature on a Notice of Stock Option Grant that corresponds to this Stock Option Agreement, shall bind them to the terms of this Nonstatutory Stock Option Agreement.

EXHIBIT A

OPENWAVE SYSTEMS Inc. EXERCISE NOTICE

Optionee Name:	Social Security # :

Home Address:	Daytime Phone Number:

_______________________________

Option(s) Exercised:
Plan	Grant Number	Grant Date	NQ** or ISO?	(1) x Grant Price Per Share		(2) = Number of Shares To be exercised	(3) Total Exercise Option Price
				$			$
				$			$
				$			$
				$			$
						Subtotal	$
						** Total NQ Taxes Due:	$
					Totals		$

Payment and Issuance Instructions:

Attached is my check #                          in the amount of $                          to pay for the  exercise of my stock option as listed above.

Issue the shares as designated below:
☐ My E*Trade account                                                 OR            ☐ Mail a certificate to my home address

Account #:

☐ My Credit Suisse First Boston account

Account #:

Representations:
OFFICERS AND DIRECTORS ONLY

I AM an officer and/or director of Openwave Systems Inc,.and I (initial for each response):

                    have reviewed my transactions relative to Section 16.
                    may be required to file a Form 144 because of this transaction.
                    understand that I will need to file a Form 4 because of this transaction.

The undersigned holder of the stock option(s) described above irrevocably exercises such option(s) as set forth and herewith makes payment therefore, all at the price and on the terms and conditions specified in the stock option agreement(s) pertaining to the option(s) exercised.
INSTRUCTIONS:    Mail this completed exercise form and check, made payable to:
Openwave Systems Inc. at 1400 Seaport Blvd., Redwood City, CA 94063, Attn: Stock Administration

____________________________________________                        _________________________________
Optionee Signature                                                                                              Date